UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
NAVISITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27597	52-2137343
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Minuteman Road
Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)
(978) 682-8300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales Of Equity Securities.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
Ex-3.1 Certificate of Designation of Rights, Preferences, Privileges, and Restrictions of Series A Convertible Preferred Stock
Ex-4.1 Specimen Certificate of Series A Convertible Preferred Stock
Ex-10.1 Amended and Restated Credit Agreement
Ex-10.2 Term Note
Ex-10.3 Agreement and Plan of Merger
Ex-10.4 Registration Rights Agreement
Ex-99.1 Press Release dated September 12, 2007

Item 1.01 Entry into a Material Definitive Agreement.
(i) Amended and Restated Credit Facility
On September 12, 2007 (the “Closing Date”), NaviSite, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) with CIBC World Markets Corp., as sole lead arranger, documentation agent and bookrunner, CIT Lending Services Corporation, as syndication agent, Canadian Imperial Bank of Commerce, acting through its New York agency, as issuing bank, administrative agent for the Lenders and as Collateral Agent for the Secured Parties, and certain affiliated entities (collectively the “Lenders”), amending and restating the Credit Agreement (as defined below). The Company and the Lenders were parties to that certain Credit Agreement (the “Credit Agreement”), dated as of June 8, 2007, whereby the Lenders provided to the Company a $90 million senior secured term loan facility (the “Term Loan”) and a $10 million senior secured revolving credit facility (the “Revolving Facility”). The Amended and Restated Credit Agreement provides for, among other things, an additional $20 million senior secured term loan facility (the “Additional Term Loan”). All direct and indirect U.S. subsidiaries of the Company are also parties to the Amended and Restated Credit Agreement, as guarantors of the Company’s obligations thereunder (individually, a “Guarantor”, and, collectively, the “Guarantors”). A description of the Credit Agreement is incorporated herein by reference to Item 1.01 of the Company’s Current Report on Form 8-K dated June 8, 2007 (File No. 000-27597).
(ii) The Additional Term Loan
The Additional Term Loan was funded in full on the Closing Date. For all amounts due under the Term Loan and the Additional Term Loan, the maturity date is June 8, 2013.
The terms of the Additional Term Loan are the same as the existing Term Loan, except that (i) the Additional Term Loan initially must be comprised entirely of ABR Loans and (ii) the applicable margin increased for (a) ABR Loans to 2.50% or 3.00%, depending on the leverage ratio and (b) LIBOR Loans to 3.50% or 4.00%, depending on the leverage ratio. The Company used amounts borrowed under the Additional Term Loan to consummate the acquisition of netASPx, Inc., as described below.
(iii) The Revolving Facility
The terms of the Revolving Facility remain the same as under the Credit Agreement, except for the increase in the applicable margin as set forth in “The Additional Term Loan” section above. The Company expects to use amounts borrowed under the Revolving Facility for general corporate purposes of the Company and its subsidiaries.
(iv) New Guarantors
In connection with the Amended and Restated Credit Agreement, each newly acquired U.S. subsidiary, including netASPx and each of its subsidiaries, entered into a Joinder Agreement to the Security Agreement, dated as of June 8, 2007. On September 7, 2007, the newly acquired Jupiter Hosting, Inc. and Navi Acquisition Corp. (which acquired the Alabanza business in August 2007) and their subsidiaries entered into a Joinder Agreement to the Security Agreement. Pursuant to the Joinder Agreements, each newly acquired U.S. subsidiary granted a security interest to the Lenders in substantially all of such entity’s assets.
(v) Acquisition of netASPx, Inc.
On September 12, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated September 12, 2007 by and among the Company, NSite Acquisition Corp., a wholly-owned subsidiary of the Company, netASPx, Inc. (“netASPx”) and GTCR Fund VI, L.P. (as stockholder representative).

Pursuant to the Merger Agreement, the Company acquired all of the issued and outstanding shares of netASPx’s capital stock. The stockholders of netASPx and the holders of stock options to acquire common stock that were “in the money” at the time of the closing of the merger received an aggregate of (i) 3,125,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), valued at $25 million (the “Stock Consideration”) and (ii) $15 million of cash (the “Cash Consideration”), subject to adjustment, including based on netASPx’s closing cash balance. In addition, the Company agreed to pay $500,000 of the transaction expenses incurred by netASPx. All options of netASPx terminated at closing. All holders of stock options whose exercise price was less than the merger consideration per share at closing received consideration solely from the Cash Consideration.
In connection with the Merger Agreement, the Company and GTCR Fund VI, L.P. (as stockholder representative) entered into an escrow agreement with an escrow agent pursuant to which the Company placed $3,150,000 of the Stock Consideration (393,750 shares of the Preferred Stock) in an escrow account for nine months to secure indemnification obligations to the Company and NSite Acquisition Corp.
Pursuant to the Merger Agreement, NSite Acquisition Corp. merged with and into netASPx on September 12, 2007 and netASPx continued as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Surviving Corporation”). Under the Merger Agreement, the Company is required to merge the Surviving Corporation with and into a limited liability company wholly-owned by the Company, with the limited liability company continuing as the surviving entity.
Pursuant to the Merger Agreement, on September 12, 2007, the Company filed the Certificate of Designation of Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock of NaviSite, Inc. (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The holders of shares of Preferred Stock shall be entitled to receive annual dividends as follows: (i) 8% for the first 12 months; (ii) 10% for the next 6 months; and (iii) 12% thereafter. Such dividends will be paid in kind in the form of new shares of Preferred Stock. After the 18 month anniversary of the Closing Date, each share of Preferred Stock will be convertible into common stock of the Company at a conversion price of $8 per share, subject to customary adjustments for stock splits, reverse stock splits, stock dividend, recapitalizations and such other adjustments. In no event shall the number of shares of common stock of the Company issuable upon conversion of the Preferred Stock plus any other shares of common stock of the Company issuable in connection with the Preferred Stock be greater than 6,692,856 shares of the Company’s outstanding common stock. Any shares of Preferred Stock not converted into common stock as a result of this limitation shall be redeemed for cash. In the event the Company closes an equity or subordinated debt financing, the Company shall use 50% of the net proceeds from such financing to redeem the outstanding shares of Preferred Stock at the then-applicable redemption price within 20 days of such closing. At any time, the Company has the option to redeem the outstanding shares of Preferred Stock at the then-applicable redemption price.
In addition, in connection with the issuance of the shares of Preferred Stock of the Company to the stockholders of netASPx, the Company and GTCR Fund VI, L.P. (as stockholder representative) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) under which the Company agreed, at its sole expense, by November 30, 2007, to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of common stock of the Company issued or issuable upon conversion of the shares of Preferred Stock issued to the stockholders of netASPx pursuant to the Merger Agreement.
The foregoing descriptions of the Amended and Restated Credit Agreement, the Merger Agreement, the Certificate of Designation and the Registration Rights Agreement and the transactions contemplated therein do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and instruments and the Credit Agreement, which are filed or incorporated by reference as exhibits hereto and are incorporated herein by reference.
A copy of the press release issued by the Company on September 12, 2007 announcing the Company’s entering into the Merger Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The Merger Agreement closed on September 12, 2007.

Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 12, 2007, the Company completed its acquisition of netASPx, as described in paragraph (v) of Item 1.01, which description is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
A description of the Amended and Restated Credit Agreement is contained in, or incorporated by reference to, paragraphs (i), (ii), (iii) and (iv) of Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the Credit Agreement and the Amended and Restated Credit Agreement filed or incorporated by reference as exhibits hereto and incorporated herein by reference.
Item 3.02 Unregistered Sales Of Equity Securities.
(i) Paragraph (v) of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. As described in Item 1.01, in connection with the closing of the Merger Agreement, the Company issued 3,125,000 shares of its Preferred Stock to the stockholders of netASPx, of which 393,750 shares were deposited into escrow pursuant to the terms of an escrow agreement. The shares issued were not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from registration provided by Section 4(2) of the Securities Act as a sale by the Company not involving a public offering. No underwriters were involved with the issuance of the Preferred Stock.
(ii) On September 12, 2007, SPCP Group III LLC completed a partial exercise of a warrant, dated as of April 11, 2006 (“Warrant No. 1”), held by such entity for the purchase of 8,750 shares of common stock of the Company. On September 7, SPCP Group, LLC completed a partial exercise of a warrant, dated as of April 11, 2006 (“Warrant No. 2”, and, together with Warrant No. 1, the “Warrants”), held by such entity for the purchase of 26,250 shares of common stock of the Company. SPCP Group, LLC and SPCP Group III LLC previously completed partial exercises of the Warrants held by each entity on September 5, 2007, for the purchase of 11,025 and 3,675 shares of common stock of the Company, respectively.
The exercise price paid upon exercise of the Warrants was $0.01 per share for a total of $497.00, which has been received by the Company.
The Company relied on the exemption from registration provided by Section 4(2) of the Securities Act as a sale by the Company not involving a public offering. No underwriters were involved with the issuance of the shares issuable upon exercise of the Warrants.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Paragraph (e) of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On September 12, 2007, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware to create the Preferred Stock as required under the Merger Agreement. The Certificate of Designation became effective on September 12, 2007. A copy of the Certificate of Designation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
Explanatory Note Regarding Exhibits
Representations and warranties contained in the negotiated agreements that have been filed herewith or incorporated herein may be subject to exceptions and qualifications contained in separate disclosure schedules, may represent the parties’ risk allocation in the particular transaction, may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or may cease to be true as of any given date. Accordingly, investors should not rely on or assume the accuracy of such representations and warranties in any assessment of the Company.
(a) Financial Statements of Business Acquired:
The financial statements required by Item 9.01(a) are not included in this report. The Company intends to file the required financial statements by an amendment within the time period permitted by this Item.
(b) Pro Forma Financial Information:
The pro forma financial information required by Item 9.01(b) is not included in this report. The Company intends to file the required financial statements by an amendment within the time period permitted by this Item.
(d) Exhibits
The exhibits listed in the Exhibit Index below are filed with this report or are incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NaviSite, Inc.
Date: September 18, 2007

	By:	/s/ James W. Pluntze
James W. Pluntze
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designation of Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock, dated as of September 12, 2007.

4.1	Specimen Certificate of Series A Convertible Preferred Stock of NaviSite, Inc.

10.1	Amended and Restated Credit Agreement, dated as of September 12, 2007, by and among NaviSite, Inc., certain of its subsidiaries, Canadian Imperial Bank of Commerce, through its New York agency, as issuing bank, administrative agent for the Lenders and as collateral agent for the Secured Parties and the issuing bank, CIBC World Markets Corp., as sole lead arranger, documentation agent and bookrunner, CIT Lending Services Corporation, as syndication agent and certain affiliated entities.

10.2	Term Note, dated as of September 12, 2007, issued by NaviSite, Inc. to CIBC, Inc.

10.3	Agreement and Plan of Merger, dated as of September 12, 2007, by and among NaviSite, Inc., NSite Acquisition Corp., netASPx, Inc. and GTCR Fund VI, L.P.

10.4	Registration Rights Agreement, dated as of September 12, 2007, by and between NaviSite, Inc. and GTCR Fund VI, L.P.

99.1	Press Release of NaviSite, Inc, dated as of September 12, 2007.

99.2	Credit Agreement, dated as of June 8, 2007, by and among NaviSite, Inc., certain of its subsidiaries, Canadian Imperial Bank of Commerce, through its New York agency, as issuing bank, administrative agent for the Lenders and as collateral agent for the Secured Parties and the issuing bank, CIBC World Markets Corp., as sole lead arranger, documentation agent and bookrunner, CIT Lending Services Corporation, as syndication agent and certain affiliated entities, is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated June 8, 2007 (File No. 000-27597).

99.3	Description of Credit Agreement, dated as of June 8, 2007, by and among NaviSite, Inc., certain of its subsidiaries, Canadian Imperial Bank of Commerce, through its New York agency, as issuing bank, administrative agent for the Lenders and as collateral agent for the Secured Parties and the issuing bank, CIBC World Markets Corp., as sole lead arranger, documentation agent and bookrunner, CIT Lending Services Corporation, as syndication agent and certain affiliated entities, is incorporated herein by reference to Item 1.01 to the Registrant’s Current Report on Form 8-K dated June 8, 2007 (File No. 000-27597).